Trend Aggregation Dividend and Income Fund

Class A Shares: TRADX	Institutional Shares: TRDVX

Trend Aggregation Growth Fund

Class A Shares: TRAAX	Institutional Shares: TRAGX

June 1, 2020

The information in this Supplement amends certain information contained in the Funds’ Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated September 1, 2019, as Supplemented.

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The Board of Trustees of Mutual Fund and Variable Insurance Trust has concluded that it is in the best interests of the Trend Aggregation Dividend and Income Fund and Trend Aggregation Growth Fund (each a “Fund” and, collectively, the “Funds”) and their shareholders that the Funds cease operations. The Board has determined to close each Fund and redeem all outstanding shares on or about June 19, 2020, or earlier if all outstanding shares have been redeemed.

Effective immediately, each Fund will not accept any new investments and will no longer pursue its stated investment objective. Each Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares unless you have previously requested payment in cash. Shares of the Funds are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO JUNE 19, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

If you have questions or need assistance, please contact the Funds toll-free at (844) 828-3203.

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Please retain this Supplement for future reference.